Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/06 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 12, 2007
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                            By: /s/ Jean Bernhard Buttner
                                ---------------------------------------
                                        Jean Bernhard Buttner
                                        Chairman and President
                                Value Line Income and Growth Fund, Inc.

                                                             Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/06 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 12, 2007
      --------------





                            By: /s/ Stephen R. Anastasio
                                ---------------------------------------
                                          Stephen R. Anastasio
                                               Treasurer
                                Value Line Income and Growth Fund, Inc.